UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

GOLDEN DEVELOPING SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 460573, Fort Lauderdale, FL 33346

(Address of Principal Executive Office) (Zip Code)

(623) 826-5206

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on October 4, 2022, Golden Developing Solutions, Inc., a Nevada corporation (“we”, “us” or the “Company”) entered into an Asset Purchase and Sale Agreement (the “APA One”) with Sai Siva Healthcare, LLC, a Florida limited liability company (“Seller”), pursuant to which the Company was to purchase certain assets currently utilized in the operation of Seller’s pharmacy located at 12753 S.W. 42nd St., Miami, FL 33175.

The purchase price under the APA One was $3,050,000, which included inventory of $650,000, RX Data of $2,390,000 and member’s non-compete contribution of $10,000. Closing was not conditioned on the completion of the any due diligence.

On November 9, 2022, the Company completed the acquisition of the assets from Seller pursuant to the terms of APA One.

A copy of the Agreement was filed as exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2022, and is incorporated herein by reference.

As previously announced, on October 4, 2022, the Company entered into a second Asset Purchase and Sale Agreement (the “APA Two”) with Bushnell Pharmacy LLC, a Florida limited liability company (“Seller Two”), pursuant to which the Company was to purchase certain assets currently utilized in the operation of Seller Two’s pharmacy located at 1304 Golden Gate Drive, Southlake, TX 76092.

The purchase price under the APA Two was $2,250,000, which included inventory of $550,000, RX Data of $1,690,000 and member’s non-compete contribution of $10,000. Closing was not conditioned on the completion of the any due diligence.

On November 9, 2022, the Company completed the acquisition of the assets from Seller Two pursuant to the terms of APA Two.

A copy of the Agreement was filed as exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2022, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Sai Siva Healthcare, LLC for the years ended December 31, 2021 and 2020 and the unaudited interim financial statements of Sai Siva Healthcare, LLC for the three-month period ended September 30, 2022  will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.1 within 71 calendar days of the closing date of November 9, 2022.

The audited financial statements of Bushnell Pharmacy LLC for the years ended December 31, 2021 and 2020 and the unaudited interim financial statements of Bushnell Pharmacy LLC for the three-month period ended September 30, 2022  will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.2 within 71 calendar days of the closing date of November 9, 2022.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements of the Company and Sai Siva Healthcare, LLC for the years ended December 31, 2021 and 2020, and the three months ended September 30, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.3 within 71 calendar days of the closing date of November 9, 2022.

The unaudited pro forma condensed combined financial statements of the Company and Bushnell Pharmacy LLC for the years ended December 31, 2021 and 2020, and the three months ended September 30, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.4 within 71 calendar days of the closing date of November 9, 2022.

(c) Shell Company Transaction.

Not applicable.

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(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Asset Purchase and Sale Agreement between Golden Developing Solutions, Inc. and Sai Siva Healthcare, LLC, dated October 4, 2022 (incorporated herein by reference to Exhibit 10.1 of Form 8-K filed on October 11, 2022).
10.2	Asset Purchase and Sale Agreement between Golden Developing Solutions, Inc. and Bushnell Pharmacy LLC, dated October 4, 2022 (incorporated herein by reference to Exhibit 10.2 of Form 8-K filed on October 11, 2022).
99.1***	Audited Financial Statements of Sai Siva Healthcare, LLC for the years ended December 31, 2021 and 2020 and Unaudited Interim Financial Statements of Sai Siva Healthcare, LLC for the quarter ended September 30, 2022.
99.2***	Audited Financial Statements of Bushnell Pharmacy LLC for the years ended December 31, 2021 and 2020 and Unaudited Interim Financial Statements of Bushnell Pharmacy LLC for the quarter ended September 30, 2022.
99.3***	Unaudited Pro forma financial statements of the Company and Sai Siva Healthcare, LLC as of December 31, 2021, December 31, 2020, and September 30, 2022.
99.4***	Unaudited Pro forma financial statements of the Company and Bushnell Pharmacy LLC as of December 31, 2021, December 31, 2020 and September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

***To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN DEVELOPING SOLUTIONS, INC.

Date: November 15, 2022	By:	/s/ Stavros Triant
Stavros Triant, Chief Executive Officer

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